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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





           We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 28, 1998, in the Registration Statement on Form S-1 and related Prospectus of Computer Technology Associates, Inc. (formerly CTA INCORPORATED) for the registration of 3,742,602 shares of its common stock.

                                                 /s/ Ernst & Young LLP

Washington, D.C.
September 25, 1998